UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): January 19, 2017

Probility Media Corporation

(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Nevada	000-55074	33-1221758
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 652-3937

Panther Biotechnology Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2017, Panther Biotechnology, Inc. (“we”, “us” and the “Company”), filed a Certificate of Amendment with the Secretary of State of Nevada to change its name to Probility Media Corporation (the “Name Change”), which amendment was previously approved by the Board of Directors of the Company on November 28, 2016, and the majority shareholders of the Company on December 2, 2016, as described in the Definitive Schedule 14C Information Statement we filed with the Securities and Exchange Commission on January 9, 2017. On January 20, 2017, we filed a Certificate of Correction to that Certificate of Amendment to clarify that the Name Change would be effective February 1, 2017 at 9:00 a.m.

In connection with the Financial Industry Regulatory Authority’s (“FINRA”) Rule 6490 and Rule 10b-17 of the United States Securities Exchange Act of 1934, as amended, we submitted an issuer company-related action notification form to FINRA notifying FINRA of the Name Change and FINRA has confirmed that it will process the Name Change, effective at the open of business on February 10, 2017. In connection with the Name Change our CUSIP No. changed to 74274K109. There was no change in our trading symbol on the OTCQB market, in connection with the Name Change, and such symbol will remain “PBYA”.

A copy of the Certificate of Amendment and Certificate of Correction are filed herewith as Exhibits 3.1 and 3.2, respectively.

Item 7.01.      Regulation FD Disclosure

On February 10, 2017, the Company will issue a press release disclosing the Name Change. A copy of which is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01      Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit	Filing
3.1	Certificate of Amendment to Certificate of Incorporation, changing the Company’s name to “Probility Media Corporation”, Filed with the Secretary of State of Nevada on January 19, 2017	Filed herewith.
3.2	Certificate of Correction to Certificate of Amendment, Filed with the Secretary of State of Nevada on January 20, 2017	Filed herewith.
99.1	Press Release Dated February 10, 2017	Furnished herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probility Media Corporation

Date: February 10, 2017	By: /s/ Evan M. Levine
Evan M. Levine, Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit	Filing
3.1	Certificate of Amendment to Certificate of Incorporation, changing the Company’s name to “Probility Media Corporation”, Filed with the Secretary of State of Nevada on January 19, 2017	Filed herewith.
3.2	Certificate of Correction to Certificate of Amendment, Filed with the Secretary of State of Nevada on January 20, 2017	Filed herewith.
99.1	Press Release Dated February 10, 2017	Furnished herewith.

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